SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 2, 2011

HEALTHIENT, INC.
(exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

333-59114	33-0730042
Commission File Number	IRS Employer Identification Number

15132 Park of Commerce Blvd., 2nd Floor, Jupiter, FL	33478
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 720-2112

TIME ASSOCIATES, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.1.     OTHER EVENTS.

On March 2, 2011 the Board of Directors of Healthient, Inc., a Nevada corporation (the "Registrant") accepted the resignation of Mark Flanagan as Secretary of the Registrant.  Katherine West, President and CEO of the Registrant, has been appointed as Secretary of the Company.

The new corporate office address of the Registrant, and its wholly-owned subsidiary SnackHealthy, Inc.,  is 15132 Park of Commerce Blvd., 2nd Floor, Jupiter, FL 33478.  The telephone number for the Company (888) 720-2112 has not changed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTHIENT, INC.

Dated: March 9, 2011	By: /s/ Katherine West
Katherine West
President